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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 _____________

      Date of Report (Date of Earliest Event Reported): November 26, 1996

                                 _____________

                              BIO-VASCULAR, INC.
                              -----------------
            (Exact Name of Registrant as Specified in its Charter)



         MINNESOTA                    0-13907                   41-1526554
         ---------                    -------                   ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



   2575 UNIVERSITY AVENUE, ST. PAUL, MINNESOTA                   55114-1024
   -------------------------------------------                   ----------
    (Address of Principal Executive Officers)                    (Zip Code)


                   Registrant's telephone number, including
                           area code: (612) 603-3700
                                      --------------
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ITEM 5.    OTHER EVENTS.

     Filed herewith and incorporated by reference is a press release of Bio-Vascular, Inc. dated November 26, 1996.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.
          99.1 Press Release, dated November 26, 1996 (filed herewith electronically)

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIO-VASCULAR, INC.
                                       (Registrant)



                                       /s/ JOHN T. KARCANES
                                       --------------------
                                       John T. Karcanes
                                       President and Chief Executive Officer
        December 6, 1996
Dated:  _____________________

                                       3
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                               INDEX TO EXHIBITS

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Item No.    Description                                                       Method of Filing
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
99.1        Press Release, dated November 26, 1996 ....................filed herewith electronically
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